SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ------------------------
                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              --------------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)


                                   13-3781471
                      (I.R.S. Employer Identification No.)

 100 Wall Street, New York, NY                          10005
 (Address of principal executive offices)           (Zip Code)

                          ---------------------------

                            FOR INFORMATION, CONTACT:
                           Dennis Calabrese, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                                 (212) 361-2502

                             -----------------------
                             NATIONSBANK CORPORATION
                (Exact name obligor as specified in its charter)

 North Carolina                                               56-0906609
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                              Identification No.)

NationsBank Corporate Center                                  28255
Charlotte, North Carolina                                   (Zip Code)
(Address of principal executive offices)

                                -----------------
                                 Debt Securities
                       (Title of the indenture securities)

Item 1.  GENERAL INFORMATION.
                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                                       Address
                  ----                                       --------
                  Comptroller of the Currency                Washington D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

             Yes

Item 2.  AFFILIATIONS WITH OBLIGOR

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 16. LIST OF EXHIBITS

                  Exhibit 1 Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

                  Exhibit 2 Certificate of Authority to Commence Business for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

                  Exhibit 3 Authorization of the Trustee to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

                  Exhibit 4 By-Laws of U.S. Bank Trust National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

                  Exhibit 5         Not applicable.

                  Exhibit 6 Consent of U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to
                                    Exhibit 6 of Form T-1, Registration No.
                                    33-83774.

                  Exhibit 7 Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 1997, published pursuant to law or the requirements of its supervising or examining authority.

                  Exhibit 8         Not applicable.

                  Exhibit 9         Not applicable.


                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 20th day of April, 1998.



                                            U.S. BANK TRUST
                                            NATIONAL ASSOCIATION



                                            By /s/ Geovanni Barris
                                               ---------------------
                                               Geovanni Barris
                                               Assistant Vice President

                             EXHIBIT 7 TO FORM T-1



                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 12/31/97

                                    ($000'S)

ASSETS                                                12/31/97
                                                     ---------
         Cash and Due From Depository Institutions   $  37,537
         Federal Reserve Stock                           3,439
         Fixed Assets                                      698
         Intangible Assets                              74,459
         Other Assets                                    6,072
                                                     ---------
                  TOTAL ASSETS                       $ 122,205
                                                     =========

LIABILITIES

                  Other Liabilities                      8,020
                                                     ---------
                  TOTAL LIABILITIES                      8,020

EQUITY
         Common and Preferred Stock                      1,000
         Surplus                                       120,932
         Undivided Profits                              (7,747)
                                                     ---------
TOTAL LIABILITIES AND EQUITY CAPITAL                 $ 122,205
                                                     =========


-------------------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association




By: /s/ Geovanni Barris
    -------------------
        Geovanni Barris
        Assistant Vice President

Date:    April 20, 1998